UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2017

CHOICE HOTELS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13393	52-1209792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Choice Hotels Circle, Suite 400, Rockville, Maryland	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 592-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2017, Choice Hotels International, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the second amended and restated employment agreement, as amended (the “Agreement”), with Stephen P. Joyce, the Company’s Chief Executive Officer. The Amendment was entered into in connection with the recently announced acceleration of the Company’s Chief Executive Officer succession plan. The Amendment advances the termination date of the Agreement to September 11, 2017 (the “Termination Date”) from May 25, 2018. Among other changes, the Amendment provides for:

(i) effective on the Termination Date, the lapse of all restrictions on previously granted restricted stock awards, the immediate vesting of all previously granted stock option awards and the deemed satisfaction of the service component of previously granted performance-vested restricted stock unit (“PVRSUs”) awards under the Company’s Long-Term Incentive Plan, provided that with respect to PVRSUs, the actual number of shares that may be awarded will be determined based upon the criteria and/or formulas specified in those awards;

(ii) continued eligibility to earn a target bonus of 160% of Mr. Joyce’s deemed full year base salary for fiscal year 2017 in accordance with the Company’s bonus plans;

(iii) payments to Mr. Joyce equivalent to the cost of health insurance coverage until Mr. Joyce attains 65 years of age, during periods in which Mr. Joyce is not otherwise eligible for coverage under another employer’s insurance plans; and

(iv) continued eligibility to participate in the Stay@Choice program, unless the program is discontinued for the Company’s senior executives.

The foregoing description of the Second Amendment is not complete and is qualified in its entirety by reference to the Second Amendment, attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1— Amendment to Second Amended and Restated Employment Agreement, dated August 9, 2017, between Stephen P. Joyce and Choice Hotels International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2017	/s/ Simone Wu
Simone Wu Senior Vice President, General Counsel, Corporate Secretary & External Affairs